UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 23, 2008
American Apparel, Inc.
(Exact name of registrant as specified in its charter)

Delaware 001-32697 20-3200601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, California 90021-1106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(213) 488-0226
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 23, 2008, American Apparel, Inc. issued a press release announcing that its Board of Directors has authorized the repurchase of up to an aggregate of $25 million of its outstanding common stock. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated May 23, 2008, of American Apparel, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Date: May 23, 2008	By:	/s/ Dov Charney
	Name:	Dov Charney
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 23, 2008, issued by American Apparel, Inc.